TOUCHSTONE INTERNATIONAL GROWTH FUND                          SUMMARY PROSPECTUS
CLASS A TICKER: TAIMX    CLASS C TICKER: TCIMX                JANUARY 28, 2010
CLASS Y TICKER: TYIMX

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated January 28, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone International Growth Fund seeks long-term capital growth.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                    Class A            Class C       Class Y
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)                                     5.75%              None          None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                                        None               1.00%         None
Wire Redemption Fee                                                                   Up to $15          Up to $15     None
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.90%               0.90%        0.90%
Distribution and/or Service (12b-1) Fees                                              0.25%               1.00%        None
Other Expenses                                                                        0.62%               8.31%        145.77%
Acquired Fund Fees and Expenses(1)                                                    0.02%               0.02%        0.02%
Total Annual Fund Operating Expenses                                                  1.79%               10.23%       146.69%
Fee Waiver and/or Expense Reimbursement(2)                                            0.42%               8.11%        145.57%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                                                   1.37%               2.12%        1.12%
--------------------------------------------------------------------------------------------------------------------------------

(1) The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund's Annual Report dated September 30, 2009 because the Annual Report does not include Acquired Fund Fees and Expenses.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.35%, 2.10% and 1.10% for Class A shares, Class C shares and Class Y shares, respectively. This expense limitation will remain in effect until at least January 27, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                                   Assuming No
                                               Assuming Redemption at End of Period                Redemption
                                         Class A             Class C             Class Y             Class C
1 Year                                    $706                $315                $114                $215
3 Years                                   $1,067              $2,211              $2,705              $2,211
5 Years                                   $1,452              $4,004              $3,155              $4,004
10 Years                                  $2,527              $7,728              $3,257              $7,728
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone International Growth Fund invests, under normal conditions, at least 80% of its total assets in foreign stocks and American Depositary Receipts ("ADRs") of companies without regard to market capitalization. The Fund may invest in common and/or preferred stocks, securities convertible into common and/or preferred stocks, and warrants to purchase common and/or preferred stocks. This is a non-fundamental policy that the Fund can change upon 60 days' prior notice to shareholders.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer. The Fund may invest up to 10% of its total assets in the securities of one company and up to 25% of its total assets in the securities of one industry. The Fund's investments may include companies in the technology sector.

The sub-advisor, Navellier & Associates, Inc. ("Navellier"), seeks to identify and select inefficiently priced securities with strong appreciation potential by employing a proprietary investment process. Navellier's proprietary investment process is primarily a disciplined quantitative, objective, "bottom-up," process and contains the following three steps. In the first step of the investment process, Navellier calculates and analyzes a "reward/risk ratio" for each potential investment. The reward/risk ratio is designed to identify stocks with above average potential returns and adjusted for risk. In the second step of the investment process, Navellier applies two or more sets of fundamental criteria to identify attractive stocks among those with favorable reward/risk ratios. Examples of these criteria include, but are not limited to, earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria. Stocks with a combination of the applicable criteria are further considered in the third and final step of the investment process. The third step of the investment process addresses the construction of the portfolio. First, countries are analyzed for their reward/risk potential and weighted accordingly. Secondly, stocks are weighted utilizing a disciplined methodology.

Every quarter Navellier evaluates the fundamental criteria used in the second step of the investment process. The criteria included in this step and the relative weightings of each fundamental criterion are adjusted as necessary. This allows Navellier to monitor which criteria appear to be in favor in the financial markets. If a security does not meet the requirements of each step of Navellier's investment process, then Navellier will evaluate the security and, if necessary, replace it.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that its market segment, foreign equity securities, may underperform other equity market segments or the equity markets as a whole. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline. The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Foreign receipts, which include ADRs, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Because the Fund may, at times, focus its investments in the securities of a particular industry or market segment, it may be more subject to the risk that adverse circumstances impacting that industry or market segment will have a greater impact on the Fund than a Fund that does not similarly focus its investments. The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of international equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and since inception compare with the MSCI EAFE Growth Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

INTERNATIONAL GROWTH FUND - CLASS A TOTAL RETURNS

[BAR CHART]

2001    -19.38%
2002    -11.22%
2003     35.82%
2004     14.29%
2005     14.57%
2006     23.01%
2007     22.77%
2008    -44.98%
2009     24.55%

Best Quarter: 2nd Quarter 2009 +21.68%   Worst Quarter: 4th Quarter 2008 -24.06%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns. The Class C shares and Class Y shares inception date is September 29, 2008.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009

                                                                                             Since Inception
                                                            1 Year             5 Years           (9-5-00)
INTERNATIONAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                          17.33%              2.26%            -1.03%
Return After Taxes on Distributions                          17.14%              1.76%            -1.33%
Return After Taxes on Distributions and
    Sale of Fund Shares                                      11.51%              1.92%            -0.89%
CLASS C RETURN                                               23.38%              2.77%            -1.04%
CLASS Y RETURN                                               24.83%              3.52%            -0.38%
MSCI EAFE GROWTH INDEX                                       29.91%             -4.41%             0.38%
(reflects no deductions for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Navellier & Associates, Inc.

PORTFOLIO MANAGER(S)

Louis G. Navellier                          James O'Leary, CFA
CEO and Chief Investment Officer            Portfolio Manager
Managing the Fund since 2004                Managing the Fund since 2000

Phillip Mitteldorf
Portfolio Manager
Managing the Fund since 2005

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                                CLASS A AND CLASS C                         CLASS Y
                                                           Initial           Additional              Initial       Additional
                                                          Investment         Investment             Investment     Investment
------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50           $      2,500       None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None               None
Investments through the Automatic Investment Plan         $       100       $         50           None               None
------------------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. You may purchase and sell Class Y shares only through your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.